UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 12/8/2025

Gaming and Leisure Properties, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2025, the Board of Directors (the “Board”) of Gaming and Leisure Properties, Inc. (the “Company”) appointed Mr. Michael Borofsky as a new independent member of the Board, effective immediately. The appointment of Mr. Borofsky to the Board brings the total number of directors to eight, seven of whom are independent members. Mr. Borofsky will hold the directorship until the Company’s next annual meeting of shareholders or until his successor is duly elected and qualified or until his earlier death, disqualification, resignation or removal.

As of the date of this Current Report on Form 8-K, the Board has not determined Mr. Borofsky’s Board committee assignments. Mr. Borofsky will receive a pro-rated portion of the cash portion of the Company’s non-employee director compensation program for his service on the Board until the next annual non-employee director compensation cycle commences.

Item 7.01 Regulation FD Disclosure.

A copy of the press release, dated December 8, 2025, announcing the appointment of Mr. Borofsky as a new independent director of the Company, is filed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The press release is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated December 8, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING AND LEISURE PROPERTIES, INC.

Date: December 8, 2025	By:	/s/ Brandon J. Moore
	Name:	Brandon J. Moore
	Title:	President, Chief Operating Officer & Secretary

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